SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 8, 2000
(Date of earliest event reported)



                           Residential Asset Mortgage Products, Inc.
                    (Exact name of registrant as specified in its charter)


Delaware                       333-91561                    41-1955181
--------                       ---------                    ----------
(State or Other Juris-        (Commission             (I.R.S. Employer
diction of Incorporation)    File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------

Item 5.        Other Events.

               On or about September 27, 2000, the Registrant expects to cause the issuance and sale of Home Loan Backed Certificates, Series 2000-RS3 Cass A-1-1, Class A-1-2, Class A-1-3, Class A-1-4 and Class A-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer and Bank One, National Association as Trustee.

               In connection with the expected sale of the Series 2000-RS3 Certificates, the Registrant has been advised by Bear Stearns and Company Inc. and Prudential Securities (the "Underwriters"), that the Underwriters have furnished to prospective investors certain collateral information with respect to the underwritten certificates underlying the proposed offering of the certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                         Item 601(a) of
                         Regulation S-K
       Exhibit No.         Exhibit No.                        Description
       -----------         -----------                        -----------
            1                  99                       Collateral Term Sheets

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:  /s/ Julie Steinhagen
                                                   Name: Julie Steinhagen
                                                   Title:  Vice President




Dated: September 8, 2000

                                 EXHIBIT INDEX


             Item 601 (a) of       Sequentially
Exhibit      Regulation S-K        Numbered
Number       Exhibit No.           Description               Format


1                99             Collateral Term          Electronically
                                  Sheets

                                    EXHIBIT 1

--------------------------------------------------------------------------------
                                       [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


[GRAPHIC OMITTED]                                   BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                     ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO              245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                          New York, N.Y. 10167
LONDON o PARIS o TOKYO                 (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------






New Issue Computational Materials



$390,266,000 (Approximate)
Mortgage Asset-Backed Pass-Through Certificates,
Series 2000-RS3


Residential Asset Mortgage Products, Inc.
Depositor

RAMP Series 2000-RS3 Trust
Issuer

Residential Funding Corporation
Seller and Master Servicer




September 6, 2000

[GRAPHIC OMITTED]                                   BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                     ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO              245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                          New York, N.Y. 10167
LONDON o PARIS o TOKYO                 (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


   -------------------------------------------------------------------------------------------------
   Collateral          Jumbo A*     Alt A*     Subprime*    Seasoned    Reperforming     Total
   Sub-Group
   -------------------------------------------------------------------------------------------------
   Percent of Total        35.44%      21.70%      34.94%         3.53%        4.39%        100.00%
    Current Balance   $42,908,331 $26,277,806 $42,300,310    $4,275,137   $5,317,096   $121,078,680
    Loan Count                234         203         575            52           68          1,132
    Average Balance      $183,369    $129,447     $73,566       $82,214      $78,193       $106,960
    %>$200,000             69.69%      34.32%      12.67%        25.94%       10.49%         37.95%
    %>$500,000             19.53%       0.00%       0.00%         0.00%        0.00%          6.92%
   -------------------------------------------------------------------------------------------------
    Gross WAC (%)          9.121%      9.445%     11.195%        9.620%      10.518%         9.995%
    WAM (mos)                 330         349         284           281          253            313
    WA Age (mos)               13           4           7            58           38             12
    WA Orig. Term             343         353         291           339          291            325
   (mos)
   -------------------------------------------------------------------------------------------------
    Balloon                 4.11%          --      28.37%        12.41%       29.61%         13.11%
    Fully Amortizing       95.89%     100.00%      71.63%        87.59%       70.39%         86.89%
   -------------------------------------------------------------------------------------------------
    First Lien            100.00%     100.00%     100.00%       100.00%      100.00%        100.00%
    Second Lien                --          --          --            --           --             --
   -------------------------------------------------------------------------------------------------
    WA FICO                   663         672         589           565          537            630
    % below 640            25.05%      29.78%      83.41%        98.99%      100.00%         52.37%
    Current CLTV           80.07%      81.50%      84.22%        77.47%       79.33%         81.71%
   -------------------------------------------------------------------------------------------------
   Loan Type
    Single Family          77.31%      85.47%      85.84%        91.03%       92.16%         83.20%
    Manuf. Housing          1.30%       1.06%       6.76%            --           --          3.05%
    Condo                   5.41%       2.93%       2.13%         4.31%        2.66%          3.57%
    PUD                    15.28%       9.33%       4.25%         4.66%        5.18%          9.32%
    Other                   0.70%       1.21%       1.02%            --           --          0.87%
   -------------------------------------------------------------------------------------------------
   Occupancy Status
    Owner Occupied         96.68%      60.66%      92.49%        95.45%       95.62%         87.31%
    Investor Property       3.32%      39.34%       7.51%         4.55%        4.38%         12.69%
                      ------------------------------------------------------------------------------
   -------------------
   Loan Purpose
    Purchase Money         57.33%      74.25%      25.62%        27.80%       35.75%         47.94%
    Cash Out/Refi          27.99%      12.86%      63.92%        35.13%       43.33%         38.18%
    Rate Term/Refi         11.87%      12.88%       9.50%        37.07%       20.92%         12.55%
    Other                   2.81%       0.00%       0.96%            --           --          1.33%
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------
   States > 4%
      California           32.48%       9.17%       5.04%        31.21%       12.37%         16.91%
      Illinois              4.52%      11.91%       4.31%         8.27%        4.87%          6.20%
      New York              8.40%       1.19%       6.92%         6.81%        3.45%          6.04%
      North Carolina        2.57%       1.09%      10.67%         3.30%        2.52%          5.11%
      Florida               5.79%       3.53%       5.16%         2.03%        5.89%          4.95%
      Arizona               3.32%      13.29%       1.25%         0.89%        0.78%          4.56%
      Other                42.92%      59.82%      66.65%        47.49%       70.12%         56.23%
   -------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Collateral (Page 2 of 3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                         Group II Mortgage Loans (ARMs)
                             As of the Cut-off Date


--------------------------------------------------------------------------------------------------------
Collateral         Jumbo A   Jumbo A*      Alt A*     Subprime*   Seasoned   Reperforming     Total
Sub-Group
--------------------------------------------------------------------------------------------------------
Percent of Total      1.37%      54.40%       16.19%      22.16%       3.37%         2.50%      100.00%
 Current Balance  $3,738,274$148,155,333 $44,103,922 $60,363,444  $9,183,612    $6,821,591 $272,366,175
 Loan Count              10         768          197         622          71            67        1,735
 Average Balance   $373,827    $192,911     $223,878     $97,047    $129,347      $101,815     $156,983
 %>$200,000          84.84%      66.97%       68.85%      21.31%      39.33%        24.82%       55.41%
 %>$500,000          60.80%      21.46%       14.90%       0.00%      14.69%         0.00%       15.42%
--------------------------------------------------------------------------------------------------------
 Gross WAC (%)       8.115%      8.339%       8.465%     10.610%      9.292%       10.952%       8.957%
 WAM (mos)              342         329          355         352         244           290          335
 WA Age (mos)            11          30            4           6          87            46           22
 WA Orig. Term          353         359          359         358         331           336          357
(mos)
--------------------------------------------------------------------------------------------------------
 Balloon                 --          --           --          --          --            --           --
 Fully Amortizing   100.00%     100.00%      100.00%     100.00%     100.00%       100.00%      100.00%
 Negative Amort %        --      11.63%       16.31%          --       1.31%         0.62%        9.03%
--------------------------------------------------------------------------------------------------------
 First Lien         100.00%     100.00%      100.00%     100.00%     100.00%       100.00%      100.00%
 Second Lien             --          --           --          --          --            --           --
--------------------------------------------------------------------------------------------------------
 WA FICO                698         692          688         574         581           532          658
 % below 640          9.89%      22.02%       14.67%      91.32%      78.67%       100.00%       39.89%
 Current CLTV        66.20%      72.28%       75.81%      80.87%      74.19%        75.60%       74.82%
--------------------------------------------------------------------------------------------------------
 WA Margin           3.118%      3.215%       3.147%      6.708%      3.955%        6.116%       4.074%
 WA Lifetime Cap    12.380%     13.862%      13.227%     16.990%     15.043%       16.804%      14.546%
 WA Next Rate             5           8           23          21           5             5
Adj.                                                                                                 13
--------------------------------------------------------------------------------------------------------
Loan Type
 Single Family       75.80%      75.40%       65.10%      83.93%      93.83%        93.66%       76.71%
 Manuf. Housing          --       0.30%           --       5.07%          --            --        1.29%
 Condo                   --       6.01%       12.80%       4.01%       2.81%         2.28%        6.38%
 PUD                 24.20%      16.97%       22.10%       5.81%       3.36%         4.05%       14.64%
 Other                   --       1.32%           --       1.18%          --            --        0.98%
--------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied     100.00%      93.86%       94.38%      90.79%      74.40%        89.67%       92.59%
 Investor                --       6.14%        5.62%       9.21%      25.60%        10.33%        7.41%
Property
--------------------------------------------------------------------------------------------------------
Loan Purpose
 Purchase Money      22.95%      46.55%       65.98%      23.35%      42.90%        19.20%       43.42%
 Cash Out/Refi       26.20%      25.29%       25.28%      62.62%      46.71%        55.94%       35.06%
 Rate Term/Refi          --      24.22%        8.74%      10.46%      10.39%        24.86%       17.88%
 Other               50.85%       3.94%           --       3.57%          --            --        3.63%
--------------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Collateral (Page 3 of 3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

                         Group II Mortgage Loans (ARMs)
                             As of the Cut-off Date
                                    (cont'd)


--------------------------------------------------------------------------------------------------------
Collateral        Jumbo A    Jumbo A*      Alt A*     Subprime*   Seasoned   Reperforming     Total
Sub-Group
--------------------------------------------------------------------------------------------------------
Percent of            1.37%      54.40%       16.19%      22.16%       3.37%         2.50%      100.00%
Total
--------------------------------------------------------------------------------------------------------
States > 4%
   California            --      31.80%       23.20%      10.34%      46.31%        13.99%       25.26%
   Illinois              --      10.68%        6.38%       4.51%       6.27%         6.22%        8.21%
   South            100.00%       9.83%        3.73%       2.88%          --            --        7.96%
Carolina
   Michigan              --       8.97%        0.72%       3.93%       9.37%         1.03%        6.21%
   Arizona               --       5.29%       14.26%       1.64%          --         5.12%        5.68%
   Colorado              --       2.79%       17.06%       3.13%       2.94%            --        5.07%
   Other                 --      30.64%       34.65%      73.57%      35.11%        73.64%       41.61%
--------------------------------------------------------------------------------------------------------
Index
  6 month LIBOR          --      24.36%       17.54%      99.58%      29.69%        71.69%       40.96%
  1 Year UST        100.00%      63.82%       82.46%       0.42%      26.34%        20.02%       50.92%
  COFI                   --      11.82%           --          --      42.18%         8.29%        8.06%
  Other                  --          --           --          --       1.79%            --        0.06%
--------------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.